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Scudder Small Company Value Fund

Classes A, B and C

Semiannual Report

January 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Small Company Value Fund	Nasdaq Symbol	CUSIP Number
Class A	SAAUX	811196-724
Class B	SABUX	811196-716
Class C	SACUX	811196-690

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary January 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Small Company Value Fund	6-Month	1-Year	3-Year	5-Year	Life of Fund**
Class A(a)	5.72%	13.22%	5.96%	7.93%	10.91%
Class B(a)	5.35%	12.38%	5.14%	7.08%	10.04%
Class C(a)	5.32%	12.36%	5.15%	7.10%	10.06%
Russell 2000 Value Index+	4.85%	12.43%	12.67%	11.16%	13.79%
Russell 2000 Index++	.35%	-3.60%	5.58%	6.87%	9.59%
S&P 500 Index Index+++	-6.04%	-16.17%	-2.86%	9.04%	12.97%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

** The Fund commenced operations on October 6, 1995. Index comparisons begin October 31, 1995.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 1/31/02	$ 22.62	$ 22.65	$ 22.64
Commencement of sales (12/3/01)	$ 20.89	$ 20.89	$ 20.89
Distribution Information: For the period December 3, 2001 (commencement of sales) to January 31, 2002 Income Dividends	$ .07	$ .03	$ .03

Class S Lipper Rankings* - Small-Cap Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	102	of	281	37
3-Year	204	of	217	94
5-Year	92	of	119	77

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

(a) On December 3, 2001, the fund began offering additional classes of shares, namely the Class A, B and C shares. Returns shown for Class A, B and C shares prior to 12/3/01 are derived from the historical performance of Class S shares of the Scudder Small Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
-- Scudder Small Company Value Fund - Class A -- Russell 2000 Value Index+ - - - Russell 2000 Index++ - - - - S&P 500 Index+++

Yearly periods ended January 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Small Company Value Fund		1-Year	3-Year	5-Year	Life of Fund**
Class A(c)	Growth of $10,000	$10,671	$11,214	$13,805	$18,139
	Average annual total return	6.71%	3.89%	6.66%	9.88%
Class B(c)	Growth of $10,000	$10,938	$11,421	$13,979	$18,306
	Average annual total return	9.38%	4.53%	6.93%	10.04%
Class C(c)	Growth of $10,000	$11,236	$11,625	$14,091	$18,327
	Average annual total return	12.36%	5.15%	7.10%	10.06%
Russell 2000 Value Index+	Growth of $10,000	$11,243	$14,304	$16,974	$22,422
	Average annual total return	12.43%	12.67%	11.16%	13.79%
Russell 2000 Index++	Growth of $10,000	$9,640	$11,770	$13,943	$17,719
	Average annual total return	-3.60%	5.58%	6.87%	9.59%
S&P 500 Index+++	Growth of $10,000	$8,383	$9,167	$15,414	$21,426
	Average annual total return	-16.17%	-2.86%	9.04%	12.97%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3, 5 and Life of Class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class S shares; rankings for share classes may vary.
** The Fund commenced operations on October 6, 1995. Index comparisons begin October 31, 1995.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
(c) On December 3, 2001, the fund began offering an additional three classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Small Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates.
++ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.
+++ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Unexpectedly, the economy managed a tiny bit of positive growth during the final quarter of 2001. Consumers led the way, snapping up bargains in auto showrooms and putting lots of new electronics under the Christmas tree. Now the questions everyone's asking are: Is the recession already over? And what kind of a recovery will there be?

With Japan lingering in recession and Europe still in the doldrums, it will almost certainly fall to the United States to lead the way forward. Even if it turns out that the recession is already over, a variety of factors suggest that the recovery will be less than robust.

What are they? A country's currency usually weakens in a recession, but the dollar continues to climb, hurting exports. Home and auto sales - whose recovery typically propels an overall economic recovery - have not fallen as they usually do, so how can they recover? And excess investment during the bubble years has littered the landscape with underutilized facilities and crushed profits, dimming the jobs and investment outlook.

However, there are also unusually powerful forces for growth. Tax cuts already on the books are taking effect, and military and security spending is jumping. Oil prices have sunk, leaving more money for consumers and businesses to spend on other things. And perhaps most importantly, the Federal Reserve Board has pulled out all the stops and is flooding the system with money.

That last point is worth discussing in more detail, because those who remember the 1970s might wonder how the Fed has gotten away with printing so much money without reigniting inflation. One reason is foreigners' insatiable appetite for the dollar. Ordinarily, if a central banker tries to print his way out of economic hard times, he gets a quick reprimand from the currency markets. He then faces a tough choice: raise interest rates to protect his currency or face inflation caused by a weakened exchange rate which raises the cost of imports. But these are not ordinary times. While the dollar's fundamentals may appear less than stellar, global capital finds the alternatives even less appealing. Barring a turn in the dollar's fortunes, the Fed should feel free to keep its foot on the gas.

Economic Guideposts Data as of 1/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

In summary, we believe that policy stimulus may have already nudged the economy out of recession, even if growth will not return to late 90s levels any time soon. Indeed, the markets - which tend to be forward looking - saw the recovery before most economists and rebounded sharply during the final three months of 2001. Investors were also cheered by news of the significant gains made by the United States in the war on terrorism. Markets lost steam in early January, however, as they began to focus on poor corporate accounting and tried to assess whether a slow recovery would be really beneficial to corporate profits. Firmer evidence of robust profits will probably be needed before the equity markets can mount a sustained advance. That may not be available until later this year.

Zurich Scudder Investments, Inc.
Economics Group

February 5, 2002

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of February 5, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Small Company Value Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Small Company Value Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Robert D. Tymoczko joined the Advisor in 1997 as a quantitative research analyst. Mr. Tymoczko assumed responsibility for the fund's day-to-day management and investment strategies in 2001.

Portfolio Manager Stephen Marsh joined the Advisor in 1997 and the fund team in 2001. Mr. Marsh began his investment career in 1980.

In the following interview, Lead Portfolio Manager Robert Tymoczko and Co-Lead Portfolio Manager Stephen Marsh discuss the fund's market environment and strategy for the reporting period ended January 31, 2002.

Q: How did Scudder Small Company Value Fund perform over the period?

A: For the six months ended January 31, 2002, Class A shares of the fund posted a 5.72 percent return (imputed and unadjusted for sales charge), outperforming the 4.85 percent return of the fund's benchmark, the Russell 2000 Value Index. The return of the Russell 2000 Index over the same period was 0.35 percent.

Q: Please describe the fund's market environment during the past six months.

A: While no sector of the stock market recorded double-digit gains during past six months ended in January, value stocks performed well. Where value stocks as a group were up about 5 percent, growth stocks as represented by the Russell 2000 Growth Index were down just over 4 percent. This represents a spread of 9 percent in the difference between the average performance of value and growth stocks. So the fund's focus on selecting stocks from the Russell 2000 Value grouping paid off during the period. Our sector of the market also outperformed large-capitalization stocks as represented by the S&P 500 index, which was down 6.04 percent during the period.

Q: How have you positioned the fund?

A: One of the things we attempted to do when we took over as portfolio managers of the fund was to set the volatility of the portfolio to match that of the S&P 500. In investment parlance, that's known as having a "beta" of one. We were quite pleased with the fact that compared with past performance, there was no marked effect from the portfolio beta in the fund's performance results. That's good, and it's something that we check back on and look for.

Over the past six months, the portfolio had an average price-to-earnings ratio (p/e) of 15, versus 28 for the benchmark. Our philosophy is to try to pay less for earnings growth of the companies comprising the portfolio, so you would expect the fund's p/e ratio to be lower. In addition, the fund's average market cap was approximately $800 million, as opposed to approximately $850 million for the Russell 2000 Value Index.

Q: What was the effect of the fund's sector positioning?

A: The fund was helped by its stock selection within the basic industries sector, the fund's largest overweighting compared with its benchmark - 29 percent compared with just over 20 percent for the benchmark. Stock selection in consumer discretionaries also helped performance, while stock selection within the energy sector detracted from performance.

Q: What is your outlook for the stock market and for the fund?

A: Over the last three months, we would argue that the market moved further away from fundamentals. That's because earnings growth over the trailing 12 months was down about 3.8 percent for the Russell 2000 Value Index as a group. If you did not change your "valuation multiples" - in other words, if you didn't change your degree of optimism or pessimism regarding the near-term prospects for stocks - the market should have gone down. But it has actually risen. The Federal Reserve has acted, and we don't believe the effect of the Fed's series of rate cuts on the economy was as great as anticipated. Personal debt has receded slightly as individuals have consolidated their debts and refinanced their homes to take advantage of lower interest rates. But corporate debt remains at record levels. And some significant portion of the economy has been pushed along by zero percent financing for automobiles. At the moment that's costing the car companies dearly, but nobody seems to want to be the first company to stop.

How the fund is managed

Investment Discipline

The fund's portfolio managers rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential from the fund's investment universe of approximately 2,000 small U.S. companies. Four primary factors are considered: valuation, trends in sales and earnings, price momentum, and risk. Valuation helps the fund's managers measure how inexpensive a security is relative to the overall small-cap universe. Sales and earnings trends suggest whether the company's fundamentals are stable, improving or deteriorating. Price momentum provides an indicator of how the market is responding to these fundamentals. Risk measures help management understand the degree of financial uncertainty for a given company. Each stock is then ranked based on its relative attractiveness.

Portfolio Construction

First, management builds a diversified portfolio of attractively rated companies. To minimize individual security risk and provide trading flexibility, 200 or more securities are held in the portfolio. On an ongoing basis, a proprietary portfolio optimization program is used to determine which securities should be replaced due to diminishing return prospects. The process allows the fund's managers to keep the portfolio focused on attractively rated companies, while managing overall portfolio risk and turnover.

You've had a good run in the market in recent months, which arguably was more than the corporate earnings picture should have justified. That makes us concerned about the near-term direction of the stock market. But here's one of the nice things about the small-cap value asset class as opposed to large-cap growth stocks: As we've said, within large-cap stocks as a group, there's a huge amount of corporate debt, and some of the industries in this group are not earning enough return to support the debt. Small-cap stocks, which tend to derive more of their working capital from the financial markets than from banks, look to be in better shape than many large-cap companies, which are more heavily reliant on the banks. On the other hand, we believe a weaker dollar would significantly boost the performance of small-cap stocks, but the dollar has remained firm to higher versus other currencies, primarily because of the U.S. military's strong showing in Afghanistan.

Overall, we continue to believe that the small-cap value asset class will hold up well compared with other classes of U.S. stocks. Despite the outperformance of small-cap value stocks over small-cap growth stocks during the past six months, we believe small-cap value stocks still possess the most attractive relative valuations and the strongest fundamental characteristics. We believe that Scudder Small Company Value Fund remains an attractive vehicle for investors seeking long-term growth of capital.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary January 31, 2002

Asset Allocation	1/31/02	7/31/01

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%

Stock Characteristics
Weighted Average Market Values	Fund	Russell 2000 Value	Russell 2000	S&P 500
Small Companies ($ millions) Market Capitalization	793	850	826	99,559
Value Orientation P/E Trailing Six Months	15.2x	24.7x	37.4x	28.2x
Price/Sales	.7x	.8x	1.1x	1.7x
Price/Book Value	1.5x	1.6x	2.0x	3.3x

Asset allocation and stock characteristics are subject to change.

Ten Largest Equity Holdings at January 31, 2002 (7.5% of Portfolio)
1. Independence Community Bank Corp. Attractor of deposits from the general public using those funds to originate various loans	0.9%
2. United Stationers, Inc. Distributor of business products	0.8%
3. York International Corp. Manufacturer of heating, ventilation, air conditioning and refrigeration products	0.8%
4. Ryland Group, Inc. Operator of a single-family homebuilding and finance company	0.8%
5. NCH Corp. Manufacturer of maintenance products	0.7%
6. Michaels Stores, Inc. Operator of specialty stores featuring home decorations and arts and crafts	0.7%
7. Alliant Techsystems, Inc. Maker of gunpowder, smart bombs and rocket propulsion systems	0.7%
8. AmerUS Group, Inc. Provider of individual life insurance and annuity products	0.7%
9. Corn Products International, Inc. Producer of sweeteners and starches	0.7%
10. Beazer Homes USA, Inc. Builder of single-family homes	0.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 98.4%
Communications 0.7%
Telephone/Communications
CT Communications, Inc.	15,800	265,914
IDT Corp.*	81,400	1,499,388
		1,765,302
Construction 7.5%
Building Materials 1.9%
Ameron International Corp.	6,500	416,000
Butler Manufacturing Co.	2,300	61,479
Florida Rock Industries, Inc.	33,750	1,237,613
Pope & Talbot, Inc.	33,200	476,420
Texas Industries, Inc.	33,800	1,253,980
Universal Forest Products, Inc.	54,800	1,196,832
		4,642,324
Building Products 0.9%
Apogee Enterprises, Inc.	21,400	314,580
EMCOR Group, Inc.*	26,700	1,276,260
Genlyte Group, Inc.*	2,700	83,619
Nortek, Inc.*	19,300	540,400
		2,214,859
Forest Products 0.3%
Louisiana-Pacific Corp.	87,500	756,000
Homebuilding 4.4%
Beazer Homes USA, Inc.*	20,500	1,642,050
Crossmann Communities, Inc.	13,800	608,856
D.R. Horton, Inc.	28,548	1,068,837
KB Home	29,500	1,270,270
Lennar Corp.	16,096	892,523
MDC Holdings, Inc.	29,623	1,188,771
NVR, Inc.*	800	191,976
Pulte Corp.	12,963	611,205
Ryland Group, Inc.	24,200	1,895,102
Standard Pacific Corp.	24,900	656,613
Toll Brothers, Inc.*	19,900	907,440
		10,933,643
Consumer Discretionary 10.7%
Apparel & Shoes 1.3%
Brown Shoe Co., Inc.	27,800	443,132
Garan, Inc.	1,200	51,480
Oxford Industries, Inc.	48,100	1,214,525
Phillips-Van Heusen Corp.	50,900	626,070
Stride Rite Corp.	111,300	776,874
		3,112,081
Department & Chain Stores 1.9%
Burlington Coat Factory Warehouse Corp.	28,500	491,625
Cato Corp. "A"	47,200	1,007,248
Charming Shoppes, Inc.*	80,000	471,200
Deb Shops, Inc.	32,300	864,025
Dress Barn, Inc.*	35,500	951,045
Fred's, Inc. "A"	10,000	430,900
Longs Drug Stores Corp.	28,600	636,350
		4,852,393
Home Furnishings 0.8%
Haverty Furniture Co., Inc.	77,800	1,375,504
Pier 1 Imports, Inc.	36,600	691,374
		2,066,878
Hotels & Casinos 1.1%
Alliance Gaming Corp.*	4,100	140,548
Aztar Corp.*	66,400	1,282,848
Boykin Lodging Co.	20,500	170,970
Isle of Capri Casinos, Inc.*	7,000	114,310
Prime Hospitality Corp.*	93,500	1,014,475
		2,723,151
Recreational Products 0.8%
Handleman Co.*	32,000	380,160
Thor Industries, Inc.	13,100	635,350
Winnebago Industries, Inc.	23,000	953,350
		1,968,860
Restaurants 1.9%
Applebee's International, Inc.	4,800	180,720
Bob Evans Farms, Inc.	43,400	1,259,034
CBRL Group, Inc.	24,800	758,880
Landry's Seafood Restaurants, Inc.	18,500	443,630
O'Charley's, Inc.*	35,700	787,899
Ryan's Family Steak Houses, Inc.*	66,100	1,429,743
		4,859,906
Specialty Retail 2.9%
Bell Microproducts, Inc.*	31,700	459,650
Circuit City Stores, Inc. - CarMax Group*	41,200	868,084
Friedman's, Inc. "A"	55,600	539,320
Lithia Motors, Inc. "A"*	6,900	135,309
Michaels Stores, Inc.*	50,900	1,781,500
Movie Gallery, Inc.	15,000	214,950
Sonic Automotive, Inc.*	32,700	931,950
TBC Corp.*	26,000	307,060
Trans World Entertainment Corp.*	115,600	921,332
United Auto Group, Inc.*	24,400	619,028
United Retail Group, Inc.*	55,200	389,160
		7,167,343
Consumer Staples 4.9%
Alcohol & Tobacco 0.5%
Schweitzer-Mauduit International, Inc.	49,400	1,143,610
Standard Commercial Corp.	12,400	226,920
		1,370,530
Consumer Electronic and Photographic 0.9%
Concord Camera Corp.*	51,800	366,744
York International Corp.	50,500	1,920,010
		2,286,754
Consumer Specialties 0.4%
Russ Berrie & Co., Inc.	31,400	938,860
Food & Beverage 3.1%
Corn Products International, Inc.	57,800	1,657,126
Dean Foods Co.*	5,017	328,118
Great Atlantic & Pacific Tea Co., Inc.*	30,700	790,218
International Multifoods Corp.*	28,100	623,820
J & J Snack Foods Corp.*	24,300	728,757
Lance, Inc.	69,500	1,011,225
Nash-Finch Co.	18,300	524,844
Pathmark Stores, Inc.*	12,000	284,160
Pilgrim's Pride Corp.	79,800	1,041,390
Pilgrim's Pride Corp. "A"	54,150	503,595
Spartan Stores, Inc.*	15,500	127,720
		7,620,973
Durables 5.8%
Aerospace 2.0%
Aeroflex, Inc.*	11,900	204,442
Alliant Techsystems, Inc.*	19,800	1,762,200
Curtiss-Wright Corp.	24,200	1,141,030
GenCorp, Inc.	71,000	807,980
Sequa Corp. "A"*	22,300	1,030,260
		4,945,912
Automobiles 1.5%
A.O. Smith Corp.	41,500	1,027,954
Dura Automotive Systems, Inc.*	39,300	465,705
Group 1 Automotive, Inc.*	27,500	790,625
Oshkosh Truck Corp.	26,150	1,425,175
		3,709,459
Construction/Agricultural Equipment 0.7%
NACCO Industries, Inc. "A"	8,500	476,000
Stewart & Stevenson Services, Inc.	45,500	796,250
Terex Corp.*	33,000	552,750
		1,825,000
Leasing Companies 1.4%
Aaron Rents, Inc.	38,200	681,870
AMERCO*	20,500	362,235
Dollar Thrifty Automotive Group, Inc.*	53,500	806,245
Electro Rent Corp.*	38,700	500,391
IKON Office Solutions, Inc.	86,900	1,205,303
		3,556,044
Telecommunications Equipment 0.2%
Terayon Communication Systems, Inc.*	34,200	238,716
Tollgrade Communications, Inc.*	8,800	217,976
		456,692
Energy 1.6%
Oil & Gas Production 1.2%
Cabot Oil & Gas Corp. "A"	19,400	388,970
Comstock Resources, Inc.*	40,900	293,253
Key Production Co., Inc.*	22,800	364,800
Patina Oil & Gas Corp.	32,000	832,960
Penn Virginia Corp.	28,300	841,925
The Montana Power Co.*	34,100	182,435
		2,904,343
Oil Companies 0.4%
The Laclede Group, Inc.	48,900	1,131,546
Oilfield Services/Equipment 0.0%
Lufkin Industries, Inc.	2,200	54,340
Financial 26.3%
Banks 11.5%
Area Bancshares Corp.	66,300	1,274,949
BancFirst Ohio Corp.	5,000	116,750
BankAtlantic Bancorp, Inc. "A"	58,100	652,463
BOK Financial Corp.*	23,408	734,543
Coastal Bancorp, Inc.	15,500	470,425
Community Trust Bancorp, Inc.	2,200	51,150
Corus Bankshares, Inc.	16,900	756,650
CVB Financial Corp.	7,875	152,303
Dime Community Bancshares	46,500	1,341,525
Downey Financial Corp.	32,000	1,472,000
First Citizens BancShares, Inc. "A"	6,700	675,360
First Federal Financial Corp.*	20,600	537,866
First Financial Corp.	400	17,640
First Financial Holdings, Inc.	21,900	569,181
First Indiana Corp.	20,400	440,436
First Republic Bank*	31,500	832,545
First Sentinel BanCorp., Inc.	90,700	1,177,286
First Source Corp.	4,100	86,100
Firstbank Corp.	9,200	266,800
Flagstar Bancorp, Inc.	18,900	372,708
Hancock Holding Co.	8,700	405,072
IberiaBank Corp.	6,200	179,490
Independence Community Bank Corp.	82,800	2,155,284
Independent Bank Corp.	3,100	68,510
International Bancshares Corp.	11,775	518,100
Irwin Financial Corp.	66,100	1,057,600
Local Financial Corp.*	38,000	522,500
MAF Bancorp, Inc.	41,800	1,276,990
MB Financial, Inc.	9,700	288,575
Mississippi Valley Bancshares, Inc.	4,200	164,010
OceanFirst Financial Corp.	26,700	713,424
Old Second Bancorp, Inc.	1,300	52,000
PFF Bancorp, Inc.	22,400	660,800
Port Financial Corp.	4,300	119,411
Quaker City Bancorp, Inc.*	9,400	293,750
R & G Financial Corp.	34,800	618,706
Republic Bancorp, Inc.	62,700	786,885
Sandy Spring Bancorp, Inc.	41,550	1,256,888
Seacoast Banking Corp. of Florida "A"	1,300	59,475
Silicon Valley Bancshares*	65,100	1,498,602
Simmons First National Corp. "A"	1,800	57,186
St. Francis Capital Corp.	9,400	214,790
Texas Regional Bancshares, Inc.	18,100	706,805
The Peoples Holding Co.	900	31,500
The Trust Co. of New Jersey	24,600	552,762
Tompkins Trustco, Inc.	1,300	53,235
UMB Financial Corp.	9,135	364,304
W Holding Company, Inc.	16,000	247,680
Waypoint Financial Corp.	18,900	293,706
Westcorp, Inc.	56,000	952,000
Wintrust Financial Corp.	13,400	401,866
WSFS Financial Corp.	10,600	183,380
		28,753,966
Insurance 5.3%
Alfa Corp.	6,500	154,707
AmerUS Group, Inc.	46,200	1,658,580
Commerce Group, Inc.	25,200	871,920
Fidelity National Financial, Inc.	22,173	552,329
First American Financial Co.	86,000	1,589,280
Kansas City Life Insurance Co.	10,400	391,456
MONY Group, Inc.	5,595	200,189
National Western Life Insurance Co.*	8,700	915,240
Philadelphia Consolidated Holding Corp.*	27,700	1,154,259
PMA Capital Corp.	68,200	1,309,440
RLI Corp.	25,500	1,167,900
Stewart Information Services Corp.*	51,100	1,016,890
The Midland Co.	25,800	1,072,248
Triad Guaranty, Inc.*	17,800	706,660
UICI*	32,600	420,540
United Fire & Casualty Co.	1,500	46,110
Universal American Financial Corp.*	13,500	86,400
		13,314,148
Other Financial Companies 0.8%
Doral Financial Corp.	14,400	509,760
First Niagara Financial Group, Inc.	5,600	103,880
Harbor Florida Bancshares, Inc.	28,000	512,400
Staten Island Bancorp, Inc.	41,200	799,280
		1,925,320
Real Estate 8.7%
Amli Residential Properties Trust	10,100	247,248
Annaly Mortgage Management, Inc. (REIT)	45,200	766,140
Anthracite Capital, Inc.	94,900	1,066,676
CBL & Associates Properties, Inc.	28,700	968,625
Commercial Net Lease Realty (REIT)	18,700	247,962
Developers Diversified Realty Corp.	52,600	1,004,660
Equity Inns, Inc. (REIT)	19,600	151,900
Glimcher Realty Trust (REIT)	46,900	839,510
Health Care, Inc. (REIT)	56,900	1,555,077
HealthCare Realty Trust, Inc. (REIT)	47,600	1,368,976
Highwoods Properties, Inc. (REIT)	31,600	838,980
HRPT Properties Trust (REIT)	140,700	1,243,788
Indymac Mortgage Holdings, Inc.*	43,600	1,020,240
IRT Property Co. (REIT)	16,500	184,140
Kramont Realty Trust	22,500	294,750
Lexington Corporate Properties Trust	74,400	1,089,960
LNR Property Corp.	16,500	554,895
Meristar Hospitality Corp.	72,100	1,016,610
Pacific Gulf Properties, Inc.* (c)	29,900	23,170
Pan Pacific Retails Properties, Inc. (REIT)	29,800	854,664
Pennsylvania Real Estate Investment Trust (REIT)	44,100	1,026,648
Prentiss Properties Trust	42,100	1,179,642
Prime Group Realty Trust	80,100	760,950
Redwood Trust, Inc. (REIT)	53,600	1,350,720
SL Green Realty Corp.	25,900	819,735
Taubman Centers, Inc.	85,400	1,317,722
		21,793,388
Health 4.5%
Biotechnology 0.2%
Bio-Rad Laboratories, Inc. "A"*	8,600	491,748
Health Industry Services 2.2%
Covance, Inc.*	10,300	182,413
DVI, Inc.*	44,400	741,480
Five Star Quality Care, Inc.*	1,407	10,904
Laboratory Corp. of America Holdings*	5,240	426,536
Mid Atlantic Medical Services, Inc.*	54,600	1,367,730
NDCHealth Corp.	35,200	1,116,896
Pacificare Health Systems, Inc.*	21,000	394,800
Rightchoice Managed Care, Inc.*	7,700	573,111
Stericycle, Inc.*	7,700	438,900
Syncor International Corp.*	6,800	178,840
		5,431,610
Hospital Management 1.0%
Coventry Health Care, Inc.*	63,900	1,434,555
Triad Hospitals, Inc.*	31,074	985,046
		2,419,601
Medical Supply & Specialty 1.0%
Conmed Corp.*	63,000	1,291,500
Cooper Companies, Inc.	9,200	431,020
Diagnostic Products Corp.	3,300	129,459
Invacare Corp.	22,100	748,085
		2,600,064
Pharmaceuticals 0.1%
Alpharma, Inc. "A"	10,000	257,500
Manufacturing 10.9%
Chemicals 1.1%
A. Schulman, Inc.	76,000	1,268,439
Arch Chemicals, Inc.	6,300	141,120
International Specialty Products, Inc.*	37,300	324,510
Stepan Co.	43,100	1,060,260
		2,794,329
Containers & Paper 1.8%
Chesapeake Corp.	39,700	1,148,124
P.H. Glatfelter Co.	65,300	983,418
Greif Brothers Corp. "A"	38,900	1,285,645
Owens-Illinois, Inc.*	63,400	814,056
Silgan Holdings, Inc.*	12,800	339,840
		4,571,083
Diversified Manufacturing 3.3%
Acuity Brands, Inc.	61,400	801,270
Ball Corp.	17,800	1,400,860
Briggs & Stratton Corp.	20,100	857,265
Griffon Corp.	90,890	1,428,791
Myers Industries, Inc.	65,642	840,218
National Service Industries, Inc.	15,350	110,367
NCH Corp.	35,400	1,851,774
SPS Technologies, Inc.*	25,500	887,910
		8,178,455
Electrical Products 0.2%
C&D Technologies, Inc.	9,400	196,460
Methode Electronics, Inc. "A"	26,300	236,700
		433,160
Industrial Specialty 1.8%
Albany International Corp. "A"	16,800	387,912
H.B. Fuller Co.	34,200	926,136
Interlogix, Inc.*	22,300	863,679
Jakks Pacific, Inc.*	57,300	1,160,325
Kulicke & Soffa Industries, Inc.*	30,000	493,500
Mine Safety Appliances Co.	5,200	199,680
Spartech Corp.	19,800	423,720
		4,454,952
Machinery/Components/Controls 1.6%
American Axle & Manufacturing Holdings, Inc.*	28,900	780,300
Astec Industries, Inc.*	44,600	566,866
CIRCOR International, Inc.	3,700	66,045
Mueller Industries, Inc.*	29,800	983,102
Polaris Industries, Inc.	6,700	380,560
Reliance Steel & Aluminum Co.	46,250	1,202,500
		3,979,373
Office Equipment/Supplies 0.9%
Checkpoint Systems, Inc.*	16,300	220,050
United Stationers, Inc.*	49,300	1,943,406
		2,163,456
Wholesale Distributors 0.2%
Owens & Minor, Inc.	25,100	488,195
Media 0.3%
Broadcasting & Entertainment
XM Satellite Radio Holdings, Inc.*	58,200	661,152
Metals and Minerals 0.4%
Steel & Metals
Gibraltar Steel Corp.	26,000	435,500
Quanex Corp.	22,000	644,600
		1,080,100
Service Industries 4.4%
EDP Services 0.4%
Pomeroy Computer Resources, Inc.*	69,300	934,857
Environmental Services 0.9%
Harsco Corp.	31,200	1,098,552
URS Corp.*	36,100	1,089,498
		2,188,050
Miscellaneous Commercial Services 1.8%
Arbitron, Inc.*	32,700	1,029,723
Dycom Industries, Inc.*	31,600	509,392
MPS Group, Inc.*	80,400	586,920
Navigant International, Inc.*	57,100	749,723
UniFirst Corp.	5,100	113,322
Wackenhut Corp. "A"*	45,200	1,331,140
Zomax, Inc.*	41,900	312,155
		4,632,375
Miscellaneous Consumer Services 0.5%
CDI Corp.*	9,600	201,600
Sovran Self Storage, Inc.	32,100	997,989
		1,199,589
Printing/Publishing 0.8%
Banta Corp.	22,400	711,424
Consolidated Graphics, Inc.*	12,200	246,440
John H. Harland Co.	22,800	557,460
Wallace Computer Services, Inc.	30,900	610,275
		2,125,599
Technology 7.9%
Computer Software 1.2%
Borland Software Corp.*	42,000	714,000
CareCentric, Inc.*	153	130
Liberate Technologies, Inc.*	42,400	352,768
NetIQ Corp.*	14,800	444,000
Progress Software Corp.*	36,300	618,915
Sykes Enterprises, Inc.*	57,400	474,698
Verity, Inc.*	23,200	434,536
		3,039,047
Diverse Electronic Products 1.0%
DSP Group, Inc.*	7,600	171,380
ESCO Technologies, Inc.*	40,200	1,296,450
Spherion Corp.*	86,000	868,600
Vialta, Inc. "A"*	58,272	68,178
		2,404,608
EDP Peripherals 0.2%
SCM Microsystems, Inc.*	9,900	144,540
Zoran Corp.*	9,200	277,380
		421,920
Electronic Components/Distributors 1.3%
Adaptec, Inc.*	35,700	633,675
Audiovox Corp. "A"*	50,200	353,910
Imation Corp.*	46,400	1,072,768
Pioneer-Standard Electronics, Inc.	101,700	1,284,471
		3,344,824
Electronic Data Processing 0.2%
Computer Network Technology Corp.*	24,300	520,263
Office/Plant Automation 1.2%
CACI International, Inc. "A"*	31,400	1,139,789
FileNet Corp.*	15,100	345,790
MCSi, Inc.*	32,600	662,106
Novell, Inc.*	145,300	759,919
		2,907,604
Precision Instruments 1.0%
ADTRAN, Inc.*	6,600	177,408
Coherent, Inc.*	4,600	144,348
Credence Systems Corp.*	62,100	981,801
Moog, Inc. "A"*	49,200	1,284,612
		2,588,169
Semiconductors 1.8%
Alliance Semiconductor Corp.*	62,000	743,380
Elantec Semiconductor, Inc.*	8,600	350,794
Electroglas, Inc.*	18,100	276,206
ESS Technology, Inc.*	49,300	981,563
Exar Corp.*	17,600	413,600
Integrated Silicon Solution, Inc.*	77,800	980,280
Pericom Semiconductor Corp.*	32,400	492,480
Standard Microsystems Corp.*	16,500	315,975
		4,554,278
Transportation 3.5%
Railroads 0.2%
Kansas City Southern Industries, Inc.*	32,200	445,004
Trucking 3.3%
Arkansas Best Corp.*	52,800	1,591,920
ArvinMeritor, Inc.	60,100	1,445,405
J.B. Hunt Transport Services, Inc.*	39,300	1,092,147
Landstar System, Inc.*	3,200	277,792
Roadway Express, Inc.	36,500	1,465,475
USFreightways Corp.	30,700	1,125,769
Yellow Corp.*	56,300	1,410,878
		8,409,386
Utilities 6.4%
Electric Utilities 4.0%
Anixter International, Inc.*	39,900	1,145,130
CH Energy Group, Inc.	31,400	1,474,230
Cleco Corp.	64,600	1,339,158
El Paso Electric Co.*	64,600	907,630
Northwestern Corp.	54,900	1,136,430
PNM Resources, Inc.	43,000	1,161,430
RGS Energy Group, Inc.	5,300	208,290
UIL Holdings Corp.	17,700	940,047
WPS Resources Corp.	43,100	1,586,080
		9,898,425
Natural Gas Distribution 2.4%
Energen Corp.	29,700	680,130
New Jersey Resources Corp.	9,800	444,626
NUI Corp.	38,000	870,960
ONEOK, Inc.	53,900	929,775
Peoples Energy Corp.	27,200	997,968
Southwest Gas Corp.	56,900	1,359,910
UGI Corp.	24,300	689,877
		5,973,246
Other 2.6%
iShares Russell 2000 Index Fund	67,900	6,531,980
Total Common Stocks (Cost $208,471,879)		245,774,017

	Principal Amount ($)	Value ($)
Cash Equivalents 1.6%
Zurich Scudder Cash Management QP Trust, 1.93% (b) (Cost $3,938,002)	3,938,002	3,938,002
Total Investment Portfolio - 100.0% (Cost $212,409,881) (a)		249,712,019

* Non-income producing security.
(a) The cost for federal income tax purposes was $212,542,987. At January 31, 2002, net unrealized appreciation for all securities based on tax cost was $37,169,032. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,157,464 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,988,432.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.
(c) Securities valued at fair value by management and approved in good faith following procedures approved by the Board of Directors, amounted to $23,170 (.01% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could have been material. The cost of these securities at January 31, 2002 aggregated $23,768. These securities may also have certain restrictions as to resale.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $212,409,881)	$ 249,712,019
Cash	10,000
Receivable for investments sold	210,881
Dividends receivable	246,222
Interest receivable	4,463
Receivable for Fund shares sold	272,177
Total assets	250,455,762
Liabilities
Payable for investments purchased	106,059
Payable for Fund shares redeemed	130,683
Accrued management fee	166,667
Other accrued expenses and payables	97,531
Total liabilities	500,940
Net assets, at value	$ 249,954,822
Net Assets
Net assets consist of: Undistributed net investment income	100,077
Net unrealized appreciation (depreciation) on investments	37,302,138
Accumulated net realized gain (loss)	(4,859,994)
Paid-in capital	217,412,601
Net assets, at value	$ 249,954,822

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2002 (Unaudited) (continued)
Net Asset Value
Class S Net Asset Value, offering and redemption price (a) per share ($249,765,997 / 11,043,142 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.62
Class A Net Asset Value and redemption price per share ($90,194 / 3,987 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.62
Maximum offering price per share (100 / 94.25 of $22.62)	$ 24.00
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($53,514 / 2,363 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 22.65
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($45,117 / 1,993 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 22.64

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $712)	$ 2,056,250
Interest	81,485
Total Income	2,137,735
Expenses: Management fee	848,038
Administrative fee	508,830
Distribution service fees	65
Trustees' fees and expenses	3,043
Other	4,223
Total expenses, before expense reductions	1,364,199
Expense reductions	(439)
Total expenses, after expense reductions	1,363,760
Net investment income (loss)	773,975
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,967,594
Net unrealized appreciation (depreciation) during the period on investments	10,956,020
Net gain (loss) on investment transactions	12,923,614
Net increase (decrease) in net assets resulting from operations	$ 13,697,589

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31, 2001
Operations: Net investment income (loss)	$ 773,975	$ 384,850
Net realized gain (loss) on investment transactions	1,967,594	7,842,215
Net unrealized appreciation (depreciation) on investment transactions during the period	10,956,020	38,415,048
Net increase (decrease) in net assets resulting from operations	13,697,589	46,642,113
Distributions to shareholders from: Net investment income:
Class S	(933,890)	(260,098)
Class A	(150)	-
Class B	(2)	-
Class C	(17)	-
Fund share transactions: Proceeds from shares sold	43,463,868	71,069,263
Net assets acquired in tax-free reorganization	-	1,465,385
Reinvestment of distributions	884,692	244,889
Cost of shares redeemed	(28,676,939)	(58,484,457)
Redemption fees	35,828	68,322
Net increase (decrease) in net assets from Fund share transactions	15,707,449	14,363,402
Increase (decrease) in net assets	28,470,979	60,745,417
Net assets at beginning of period	221,483,843	160,738,426
Net assets at end of period (including undistributed net investment income of $100,077 and $260,161, respectively)	$ 249,954,822	$ 221,483,843

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	.01
Net realized and unrealized gain (loss) on investment transactions	1.79
Total from investment operations	1.80
Less distributions from: Net investment income	(.07)
Net asset value, end of period	$ 22.62
Total Return (%)[c]	8.65**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.09
Ratio of expenses (%)	1.49*
Ratio of net investment income (loss) (%)	.32*
Portfolio turnover rate (%)	42*

a For the period from December 3, 2001 (commencement of sales of Class A shares) to January 31, 2002.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.80
Total from investment operations	1.79
Less distributions from: Net investment income	(.03)
Net asset value, end of period	$ 22.65
Total Return (%)[c]	8.56**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.05
Ratio of expenses (%)	2.29*
Ratio of net investment income (loss) (%)	(.48)*
Portfolio turnover rate (%)	42*

a For the period from December 3, 2001 (commencement of sales of Class B shares) to January 31, 2002.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class C

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.79
Total from investment operations	1.78
Less distributions from: Net investment income	(.03)
Net asset value, end of period	$ 22.64
Total Return (%)[c]	8.52**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.05
Ratio of expenses (%)	2.26*
Ratio of net investment income (loss) (%)	(.45)*
Portfolio turnover rate (%)	42*

a For the period from December 3, 2001 (commencement of sales of Class C shares) to January 31, 2002.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. On December 3, 2001, the Fund commenced offering additional classes: Class A, Class B and Class C. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares of the Fund are generally not available to new investors. Certain detailed information for the Class S shares is provided separately and is available upon request.

In 2000, the Fund offered Class AARP shares. Shares of Class AARP were designed for members of AARP and were not subject to initial or contingent deferred sales charges. Effective October 30, 2000, Class AARP shares were closed to new investors and on February 28, 2001 were liquidated.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $6,677,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2007 ($135,000), July 31, 2008 ($2,609,000) and July 31, 2009 ($3,899,000), the respective expiration dates, or whichever occurs first. In addition, the Fund inherited approximately $34,000 of capital losses from its merger (Note G) with Scudder Tax Managed Small Company Fund which can be used to offset gains in future years until July 31, 2007, the expiration date, subject to certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of applicable withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the six months ended January 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $62,698,979 and $46,452,645, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, and 0.70% of such net assets in excess of $500,000,000 of the Fund's average daily net assets computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the Investment Company Act of 1940 and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the fund's shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement, (the "Administrative Agreement"), ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.45%, 0.475%, 0.525% and 0.50% of average daily net assets of Class S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class S shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2002
Class S	$ 508,769	$ 96,963
Class A	39	29
Class B	10	10
Class C	12	10
	$ 508,830	$ 97,012

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period December 3, 2001 (commencement of sales) through January 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2002
Class B	$ 15	$ 14
Class C	18	15
	$ 33	$ 29

Effective December 3, 2001, in accordance with the Rule 12b-1 under the 1940 Act, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the period December 3, 2001 (commencement of sales) through January 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2002
Class A	$ 21	$ 21
Class B	5	5
Class C	6	6
	$ 32	$ 32

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. There were no underwriting commissions paid in connection with the distribution of Class A shares for the period December 3, 2001 (commencement of sales) through January 31, 2002.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period December 3, 2001 (commencement of sales) through January 31, 2002, there was no CDSC for Class B and Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the period December 3, 2001 (commencement of sales) through January 31, 2002, there were no redemption fees.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated Fund's investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended January 31, 2002, totaled $53,109 and are reflected as interest income on the statement of operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the six months ended January 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $439 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2002 (Unaudited)		Year Ended July 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP*	-	$ -	398	$ 7,147
Class S	2,065,957	43,279,345	3,632,106	71,062,116
Class A**	3,983	87,142	-	-
Class B**	2,366	53,068	-	-
Class C**	1,995	44,313	-	-
		$ 43,463,868		$ 71,069,263

Shares issued in tax-free reorganization
Class S	-	$ -	84,363	$ 1,465,385
	Six Months Ended January 31, 2002 (Unaudited)		Year Ended July 31, 2001
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Class S	40,988	$ 884,524	13,382	$ 244,889
Class A**	7	149	-	-
Class B**	-	2	-	-
Class C**	1	17	-	-
		$ 884,692		$ 244,889
Shares redeemed
Class AARP*	-	$ -	(398)	$ (7,823)
Class S	(1,391,129)	(28,676,754)	(3,097,775)	(58,476,634)
Class A**	(3)	(60)	-	-
Class B**	(3)	(60)	-	-
Class C**	(3)	(65)	-	-
		$ (28,676,939)		$ (58,484,457)
Redemption fees
Class S	-	$ 35,828	-	$ 68,322
Net increase (decrease)
Class AARP*	-	$ -	-	$ (676)
Class S	715,816	15,522,943	632,076	14,364,078
Class A**	3,987	87,231	-	-
Class B**	2,363	53,010	-	-
Class C**	1,993	44,265	-	-
		$ 15,707,449		$ 14,363,402

* For the period from October 2, 2000 (commencement of sales of Class AARP) to February 28, 2001 (liquidation of Class AARP).
** For the period from December 3, 2001 (commencement of sales of Class A, B, and C shares) to January 31, 2002.

F. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Acquisition of Assets

On August 25, 2000, the Fund acquired all the net assets of Scudder Tax Managed Small Company Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 84,363 shares of the Fund for 107,215 shares of Scudder Tax Managed Small Company Fund outstanding on August 25, 2000. Scudder Tax Managed Small Company Fund's net assets at that date ($1,465,385), including $294,387 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $165,751,739. The combined net assets of the Fund immediately following the acquisition were $167,217,124.

Trustees and Officers

Linda C. Coughlin*
President and Trustee
Henry P. Becton, Jr.
Trustee; President, WGBH Educational Foundation
Dawn-Marie Driscoll
Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College
Edgar R. Fiedler
Trustee; Senior Fellow and Economic Counsellor, The Conference Board, Inc.
Keith R. Fox
Trustee; General Partner, The Exeter Group of Funds
Jean Gleason Stromberg
Trustee; Consultant
Jean C. Tempel
Trustee; Managing Director, First Light Capital, LLC
Steven Zaleznick
Trustee; President and Chief Executive Officer, AARP Services, Inc.
Thomas V. Bruns*
Vice President
Peter Chin*
Vice President
J. Brooks Dougherty*
Vice President
James E. Fenger*
Vice President
William F. Glavin, Jr.*
Vice President
Sewall F. Hodges*
Vice President
Robert L. Horton*
Vice President
James E. Masur*
Vice President
Howard S. Schneider*
Vice President
Blair J. Treisman*
Vice President
Robert D. Tymoczko*
Vice President
John Millette*
Vice President and Secretary
Kathryn L. Quirk*
Vice President and Assistant Secretary
Gary L. French*
Treasurer
John R. Hebble*
Assistant Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02109
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement January 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:

Zurich Scudder Investments, Attention: Correspondence - Chicago,

P.O. Box 219415, Kansas City, MO 64121-9415.

Notes